U.S. Treasury Money Fund

                                  ANNUAL REPORT

                                  June 30, 2000

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                            PORTFOLIO OF INVESTMENTS
                               as of June 30, 2000

               Principal                                                                  Value
                Amount                                                                   (Note 1)
             -----------                                                               ------------
                              U.S. TREASURY BILLS (a) (98.0%)
             $ 2,740,000       due 07/27/00, 5.700% ...............................    $  2,728,720
              20,675,000       due 07/31/00, 5.375% ...............................      20,664,523
              47,792,000       due 08/10/00, 5.400% to 5.960% .....................      47,494,428
              22,158,000       due 08/17/00, 5.550% to 6.020% .....................      21,985,442
               2,382,000       due 08/24/00, 5.760% to 5.830%. ....................       2,361,382
               9,450,000       due 08/31/00, 5.125% ...............................       9,435,492
              22,421,000       due 09/07/00, 5.570% to 5.735%. ....................      22,180,997
                 370,000       due 09/28/00, 5.650% ...............................         364,832
               4,577,000       due 10/12/00, 5.680% to 5.715% .....................       4,502,273
                                                                                       ------------
                                     TOTAL U.S. TREASURY BILLS ....................    $131,718,089
                                                                                       ------------

                              U.S. TREASURY NOTES (1.5%)
             $ 2,000,000       due 10/31/00, 5.750% ...............................    $  2,000,993
                                                                                        -----------

                                     TOTAL U.S. TREASURY NOTES ....................    $  2,000,993
                                                                                       ------------

            TOTAL INVESTMENTS, AT AMORTIZED COST .....................    99.5%        $133,719,082
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........     0.5%             705,762
                                                                         -----         ------------
            NET ASSETS ...............................................   100.0%        $134,424,844
                                                                         =====         ============

----------
(a) Rates shown are yields to maturity at time of purchase.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2000

ASSETS:
      Investments, at amortized cost and value (Note 1) ...............................   $ 133,719,082
      Interest receivable .............................................................         645,303
      Cash ............................................................................         262,521
                                                                                          -------------

              Total Assets ............................................................     134,626,906
                                                                                          -------------

LIABILITIES:
      Payables for:
        Dividends declared (Note 1) ...................................................          29,906
        Shareholder servicing/eligible institution fees (Note 2) ......................          62,489
        Investment advisory fee (Note 2) ..............................................          41,659
        Administrative fee (Note 2) ...................................................          27,773
        Accrued expenses and other liabilities ........................................          40,235
                                                                                          -------------

              Total Liabilities .......................................................         202,062
                                                                                          -------------

NET ASSETS, for 134,424,844 shares of beneficial interest outstanding .................   $ 134,424,844
                                                                                          =============
Net Assets Consist of:
      Paid-in capital .................................................................   $ 134,424,844
                                                                                          =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE ..........................................           $1.00
                                                                                                  =====

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000

NET INVESTMENT INCOME:
  Income:
         Interest .....................................................................   $   8,862,097
                                                                                          -------------
  Expenses:
      Shareholder servicing/eligible institution fees (Note 2) ........................         380,391
      Investment advisory fee (Note 2) ................................................         253,594
      Administrative fee (Note 2) .....................................................         169,063
      Custodian fee ...................................................................          80,815
      Trustees' fees and expenses (Note 2) ............................................          16,142
      Miscellaneous expenses ..........................................................          61,749
                                                                                          -------------
      Total Expenses ..................................................................         961,754
              Expense offset arrangement (Note 3) .....................................          (2,149)
                                                                                          -------------

              Net  Expenses ...........................................................         959,605
                                                                                          -------------

Net Investment Income .................................................................   $   7,902,492
                                                                                          =============

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               For the years ended June 30,
                                                                                           -----------------------------------
                                                                                                2000                  1999
                                                                                           -------------         -------------
INCREASE IN NET ASSETS:
>From Investment Activities:
      Net investment income ............................................................   $   7,902,492         $   8,367,354
      Total declared as dividends to shareholders ......................................      (7,902,492)           (8,367,354)
                                                                                           -------------         -------------
>From Share (Principal) Transactions at Net Asset Value of $1.00 per share:
      Shares sold ......................................................................     781,576,481           805,475,619
      Shares issued in reinvestment of dividends .......................................       3,128,851             2,879,905
      Shares repurchased ...............................................................    (843,502,615)         (809,826,979)
                                                                                           -------------         -------------

        Net decrease in net assets resulting from share transactions ...................     (58,797,283)           (1,471,455)

NET ASSETS:
      Beginning of year ................................................................     193,222,127           194,693,582
                                                                                           -------------         -------------

      End of year ......................................................................   $ 134,424,844         $ 193,222,127
                                                                                           =============         =============

                              FINANCIAL HIGHLIGHTS

 Selected per share data and ratios for a share outstanding throughout each year

                                                                                 For the years ended June 30,
                                                                -------------------------------------------------------------
                                                                 2000          1999          1998          1997          1996
                                                                -----         -----         -----         -----         -----
Net asset value, beginning of year .................            $1.00         $1.00         $1.00         $1.00         $1.00
Income from investment operations:
  Net investment income ............................             0.05          0.04          0.05          0.04          0.04

Dividends to shareholders from net
  investment income ................................            (0.05)        (0.04)        (0.05)        (0.04)        (0.04)
                                                                -----         -----         -----         -----         -----
Net asset value, end of year .......................            $1.00         $1.00         $1.00         $1.00         $1.00
                                                                =====         =====         =====         =====         =====
Total return(1) ....................................             4.75%         4.15%         4.78%         4.75%         4.96%
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) ........         $134,425      $193,222      $194,694      $160,458      $146,225
  Ratio of expenses to average net assets(1) .......             0.57%         0.62%         0.56%         0.55%         0.56%
  Ratio of net investment income to
    average net assets(1) ..........................             4.68%         4.07%         4.70%         4.65%         4.78%

----------
(1) Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets for the year ended June 30, 1996 would have been 0.57%. For the same period, the total return of the Fund would have been 4.91%. The expense reimbursement agreement terminated on February 1, 1996.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on March 12, 1991. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At June 30, 2000, there were four series of the Trust.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is in compliance with Rule 2a-7 of the Investment Company Act of 1940.

            B. Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund, accrued ratably to the date of maturity, plus or minus net realized short-term gain or loss, if any, on investments.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. At June 30, 2000, the cost of investments for federal income tax purposes was equal to the amortized cost of investments for financial statement purposes.

            D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

            E. Other. Investment transactions are accounted for on the trade date. Realized gain and loss, if any, from investment transactions are determined on the basis of identified cost.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Trust has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the year ended June 30, 2000, the Fund incurred $253,594 for advisory services.

      Administrative Fee. The Trust has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended June 30, 2000, the Fund incurred $169,063 for administrative services.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.225% of the Fund's average daily net assets. For the year ended June 30, 2000, the Fund incurred $380,391 for shareholder servicing/eligible institution services.

      Trustees' Fees and Expenses. Each Trustee of the Fund receives an annual retainer paid by the Fund. Each Trustee is also reimbursed for out-of-pocket expenses incurred in connection with board meetings. For the year ended June 30, 2000, the Fund incurred $16,142 for Trustees' fees and expenses.

      Effective July 1, 2000, the Fund entered into a custody agreement with Brown Brothers Harriman & Co.

      3. Investment Transactions. Purchases and maturities and sales of money market instruments aggregated $1,410,371,343 and $1,475,386,667, respectively, for the year ended June 30, 2000. Custody fees for the Fund were reduced by $2,149 as a result for an expense offset arrangement with the Fund's custodian.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
The 59 Wall Street U.S. Treasury Money Fund
  (a series of The 59 Wall Street Trust):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street U.S. Treasury Money Fund (a series of The 59 Wall Street Trust) (the "Fund") as of June 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Treasury Money Fund at June 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
August 18, 2000

The 59 Wall Street Trust

Investment Adviser and
 Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street U.S. Treasury Money Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.